UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	July 17, 2007 (July 11, 2007)

Cameron International Corporation
______________________________________________
(Exact Name of Registrant as Specified in its Charter)

Delaware ____________________________ (State or other jurisdiction of incorporation)	1-13884 _______________________ (Commission File Number)	76-0451843 ___________________________ (I.R.S. Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas ________________________________________	77027 ___________________
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(713) 513-3300

Not Applicable
_______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement.

Cameron International Corporation (“Cameron”) issued two press releases on July 11, 2007, and July 13, 2007, announcing it had been awarded two contracts of a combined worth in excess of $200 million to provide equipment for BHP Billiton’s Pyrenees project offshore Northwest Australia and Apache Energy Ltd.’s Van Gogh project offshore Western Australia.

The press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2 respectively and are incorporated by reference into this item.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

The following are being furnished as exhibits to this report:

Exhibit Number	Exhibit Title or Description
Exhibit 99.1	Press Release of Cameron International Corporation, dated July 11, 2007 - Cameron Receives Contract for Subsea Systems on Pyrenees Project Offshore Australia
Exhibit 99.2	Press Release of Cameron International Corporation, dated July 13, 2007 - Cameron Receives $100 Million Contract for Subsea Systems on Van Gogh Project Offshore Australia

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMERON INTERNATIONAL CORPORATION
By: /s/ William C. Lemmer
William C. Lemmer
Senior Vice President, General Counsel & Secretary

Date:   July 16, 2007

Cameron International Corporation
Current report on Form 8-K
Dated July 17, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
Exhibit 99.1	Press Release of Cameron International Corporation, dated July 11, 2007 - Cameron Receives Contract for Subsea Systems on Pyrenees Project Offshore Australia
Exhibit 99.2	Press Release of Cameron International Corporation, dated July 13, 2007 - Cameron Receives $100 Million Contract for Subsea Systems on Van Gogh Project Offshore Australia